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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): April 30, 2002




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-13857                  73-0374541
(State of incorporation)       (Commission file number)      (I.R.S. employer
                                                          identification number)


  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                      77478
(Address of principal executive offices)                        (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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ITEM 5. OTHER EVENTS.

         On April 30, 2002, Noble Drilling Corporation (the "Company") completed a corporate restructuring of the Company. After the close of business on that date, the Company was merged with a subsidiary resulting in the Company becoming an indirect, wholly owned subsidiary of Noble Corporation, a Cayman Islands exempted company limited by shares.

         Attached hereto as Exhibit 99.1 is a press release issued by the Company on May 6, 2002, which press release is hereby incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                  Exhibit 99.1 Noble Drilling Corporation Press Release dated May 6, 2002, announcing the completion of restructuring.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOBLE DRILLING CORPORATION



Date: May 6, 2002                      By: /s/ Robert D. Campbell
                                          --------------------------------------
                                          Robert D. Campbell,
                                          President



                                        4
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
99.1                       Noble Drilling Corporation Press Release dated May 6,
                           2002, announcing the completion of restructuring.